Property, plant and equipment, net (Tables)	9 Months Ended
Sep. 30, 2020
Property, plant and equipment, net
Schedule of property, plant and equipment

	9/30/2020	12/31/2019
	(€ in thousands)
Land, buildings and leasehold improvements	19,081	20,045
Plant and machinery	4,516	5,779
Other facilities, factory and office equipment	1,264	1,459
Assets under construction and prepayments made	58	60
Total	24,919	27,343
Thereof pledged assets of Property, Plant and Equipment	13,362	6,618